Exhibit 10.53

                       Atlantic Technology Ventures, Inc.
                            150 Broadway, Suite 1009
                            New York, New York 10038


                                                     January 25, 2001

BH Capital Investments, L.P.
175 Bloor Street East
South Tower, 7th Floor
Toronto, Ontario
Canada M4W 3R8

Excalibur Limited Partnership
33 Prince Arthur Avenue
Toronto, Ontario
Canada M5R IB2

Sirs:

         It is our understanding that (1) you acknowledge that in item (10) of the definition of "Repurchase Event" in the Convertible Preferred Stock and Warrants Purchase Agreement dated September 28, 2000, between Atlantic Technology Ventures, Inc. ("Atlantic") and the Investors, as amended (the "Purchase Agreement"), all references to "the Company" should be to Optex Ophthalmologics, Inc., the majority-owned subsidiary of Atlantic, and (2) that you waive any Repurchase Event that may be caused by occurrence of the event referenced in item (12) of the definition of Repurchase Event in the Purchase Agreement. To confirm that our understanding is correct, please sign a copy of this letter in the space provided below and send a copy by facsimile to Atlantic at (212) 267-2159.

                                          Sincerely yours,

                                          ATLANTIC TECHNOLOGY VENTURES, INC.


                                          By: /s/ Frederic P. Zotos
                                             --------------------------
                                             Frederic P. Zotos
                                             President

Agreed to on January 25, 2001:

BH CAPITAL INVESTMENTS, L.P.              Excalibur Limited Partnership
By:  HB and Co., Inc., its                By: Excalibur Capital Management, Inc.
     General Partner


     By:  /s/ Henry Brachfeld             By: /s/ William Hechter
          -------------------                -------------------
          Henry Brachfeld                    William Hechter
          President                          President